UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 2, 2000

                          Commission file number 1-5270

                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                     11-1817252
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    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                    Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
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                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)

                                       N/A

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          (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets

                  On April 21, 2000, the Company completed the acquisition of Laptop Lane Limited, a Washington corporation ("LLL"). On February 9, 2000, the Company announced a definitive agreement to acquire privately held LLL, a leading provider of business services at airports, as the cornerstone of its strategy to launch a wireless broadband Internet access service focused on the business traveler. Pursuant to the terms of the agreement, the Company exchanged 1,000,000 shares of its common stock (worth $16,750,000 on April 21, 2000) for all of the outstanding shares of common stock of LLL and paid $430,812.64 for all of the outstanding options for LLL common stock.

                  The former stockholders of LLL will also be entitled to receive up to 333,333 additional shares of the Company's common stock in the event LLL meets certain performance goals.

Item 5.  Other Events

                  On May 2, 2000, the Board of Directors of the Company appointed Atam Lalchandani to the Board of Directors. A copy of the press release issued by the Company on May 4, 2000 concerning the foregoing appointment is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits.  The following  document is filed as an exhibit to this report:


               1. Exhibit 2.1 - Agreement and Plan of Merger by and among SoftNet Systems, Inc., a Delaware corporation, SSI Merger Sub, Inc., a Washington corporation and a wholly-owned subsidiary of SoftNet, Laptop Lane Limited, a Washington corporation, and R. Bruce Merrell and M. Grant Sharp.

               2.   Exhibit 99.1 - Press Release dated May 4, 2000.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SoftNet Systems, Inc.
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                                                         (Registrant)

Date:  May 8, 2000                           By: /s/ Lawrence B. Brilliant
                                                 ------------------------
                                                 Lawrence B. Brilliant

                                                 Chairman of the Board and
                                                 Chief Executive Officer

                              SoftNet Systems, Inc.

                                  Exhibit Index

                                   to Form 8-K


        Exhibit No. Description

               2.1 Agreement and Plan of Merger by and among SoftNet Systems, Inc., a Delaware corporation, SSI Merger Sub, Inc., a Washington corporation and a wholly-owned subsidiary of SoftNet, Laptop Lane Limited, a Washington corporation, and
                    R. Bruce Merrell and M. Grant Sharp.

               99.1 Exhibit 99.1 - Press Release dated May 4, 2000.